Exhibit 10.1


                                [SIGA LETTERHEAD]



August 5, 2005


John Odden
67 Panorama
Coto De Caza, CA 92679

Dear John:

            This letter agreement confirms the terms of your resignation of your employment with SIGA Technologies, Inc. For purposes of this letter agreement, "SIGA" refers to SIGA Technologies, Inc., its past and present parents, subsidiaries, affiliates and divisions, and their respective past and present officers, directors, agents, employees, successors and assigns, in both their individual and corporate capacities.

            1. As of the Resignation Date (defined below), all existing employment agreements between you and SIGA, whether oral or written, and including without limitation the Employment Agreement dated as of July 29, 2004, are hereby terminated, except as expressly stated herein. Except as otherwise expressly provided herein, you agree that this letter agreement supercedes any such agreement between you and SIGA.

            2. You agree that you shall execute such documents as may be necessary to give effect to your resignation or to remove you from any other positions with SIGA.

            3. Your employment with SIGA is terminated effective August 5, 2005 (the "Resignation Date"). You represent that you do not have any claim, action, or proceeding pending against SIGA.

            4. In full consideration for your agreements set forth in this letter agreement, (a) SIGA agrees that it shall continue to pay your base salary, less all applicable withholdings for federal, state and local income taxes, Social Security, and all other customary withholdings, through September 15, 2005; and (b) you shall be paid for vacation days accrued but untaken as of the Resignation Date.

            5. Any options granted to you prior to the date hereof shall be subject to the terms and conditions of the applicable agreement reflecting such grant and any applicable plan under which such options were issued.

            6. You agree that during the period you are receiving payments pursuant to paragraph 4(a) above, you shall not sell any SIGA stock owned directly or indirectly by you. You are reminded that you may be subject to certain restrictions regarding the purchase and sale of securities of SIGA pursuant to various securities laws, regulations, and policies, and are advised to act in accordance with such restrictions.


                             SIGA TECHNOLOGIES, INC.
           420 LEXINGTON AVENUE - SUITE 408, NEW YORK, NEW YORK 10170
                 (212) 672-9100 FAX: (212) 697-3130 www.siga.com

            7. Except as necessary to enforce the terms of this letter agreement, and in exchange for and in consideration of the promises, covenants and agreements set forth herein, you hereby release SIGA to the maximum extent permitted by law from any and all manner of claims, demands, causes of action, obligations, damages, or liabilities whatsoever of every kind and nature, at law or in equity, known or unknown, and whether or not discoverable, which you have or may have for any period prior to your execution of this letter agreement, including, but not limited to, claims for additional compensation, claims for severance pay, claims of defamation, wrongful discharge or breach of contract, claims for unpaid wages or commissions or bonuses, claims arising under any federal, state or local labor laws, claims of discrimination under the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Americans with Disabilities Act of 1990, the California Fair Employment and Housing Act, the California Moore-Brown-Roberti Family Rights Act, the California Civil Code, the California Constitution, the California Labor Code, or any other federal, state or local laws, claims arising under the Employee Retirement Income Security Act of 1974, and any claim for attorneys' fees or costs.

            You acknowledge that Section 1542 of the Civil Code of the State of California provides as follows:

            A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
            CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

            You acknowledge and understand that Section 1542 gives you the right not to release existing claims of which you are not now aware, unless you voluntarily choose to waive this right. Even though you are aware of this right, by executing this Agreement below you nevertheless hereby voluntarily waive the rights described in Section 1542, and elect to assume all risks for claims that now exist in your favor, known or unknown, arising from the subject matter of this Agreement.

            8. Except as provided in paragraph 4 of this letter agreement, you shall not be entitled to any sum of money or benefits from SIGA.


                             SIGA TECHNOLOGIES, INC.
           420 LEXINGTON AVENUE - SUITE 408, NEW YORK, NEW YORK 10170
                 (212) 672-9100 FAX: (212) 697-3130 www.siga.com

            9. You agree that it is a material condition of this letter agreement that you comply with the terms of Section 9 of the Employment Agreement between SIGA and you, dated as of July 29, 2004, which is incorporated by reference herein.

            10. It is a material condition of this letter agreement that you maintain strictly confidential, and shall take all reasonable steps to prevent the disclosure to any person or entity, the existence and terms of this letter agreement, except as provided by law. This provision does not prohibit you from providing this information to your spouse or to your attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise provided by law. To the extent you make any disclosure to any attorney or accountant as permitted pursuant to this paragraph, you shall instruct such person not to make any further disclosure except in accordance with this paragraph.

            11. In executing this letter agreement, neither you nor SIGA admits any liability or wrongdoing, and the considerations exchanged herein do not constitute an admission of any liability, error, contract violation, or violation of any federal, state, or local law, or regulation.

            12. This letter agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            13. The unenforceability or invalidity of any provision or provisions of this letter agreement shall not render any other provision or provisions hereof unenforceable or invalid.

            14. This letter agreement constitutes the entire agreement between you and SIGA and cannot be altered except in a writing signed by both you and SIGA. You acknowledge that you entered into this letter agreement voluntarily, that you fully understand all of its provisions, and that no representations were made to induce execution of this letter agreement that are not expressly contained herein.

            15. You are hereby advised to consult with an attorney prior to executing this letter agreement. You acknowledge that you have been afforded an opportunity to consult with the attorneys of your choice prior to executing this letter agreement.

            16. You acknowledge that you have been afforded an opportunity to take at least twenty-one (21) days to consider this letter agreement. You further acknowledge that you will have a period of seven (7) calendar days following your execution of this letter agreement in which to revoke your consent, and that such revocation will be effective only if received in writing by me at SIGA Technologies, Inc., 420 Lexington Avenue, Suite #408, New York, New York 10170 on or before the expiration of this seven (7) day period. This


                             SIGA TECHNOLOGIES, INC.
           420 LEXINGTON AVENUE - SUITE 408, NEW YORK, NEW YORK 10170
                 (212) 672-9100 FAX: (212) 697-3130 www.siga.com
letter agreement will not become effective or enforceable until the revocation period has expired.

            Please indicate your acceptance of the terms of this letter agreement by countersigning below and returning this letter agreement to me.

                              Very truly yours,

                              SIGA TECHNOLOGIES, INC.

                              /s/ Thomas N. Konatich
                              ----------------------------
                              By: Thomas N. Konatich


Agreed:


/s/ John Odden
-----------------------------
John Odden








                             SIGA TECHNOLOGIES, INC.
           420 LEXINGTON AVENUE - SUITE 408, NEW YORK, NEW YORK 10170
                 (212) 672-9100 FAX: (212) 697-3130 www.siga.com